INVESTOR PRESENTATION: FIRST QUARTER 2022

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," "should," "are confident," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. The following factors, in addition to those disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January  29, 2022, could affect the company's financial performance and could cause actual results to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management: the ongoing impact of COVID-19 to our business; changes in global economic and financial conditions and the resulting impact on consumer confidence and consumer spending; failure to anticipate customer demand and changing fashion trends and manage our inventory commensurately; failure to operate effectively in a highly competitive industry; the impact of government sanctions, conflict, war, social unrest, civil disturbance, or disobedience; failure to successfully develop and/or successfully invest in customer, digital, and omnichannel initiatives; failure to appropriately address emerging environmental, social, and governance matters; failure to protect our reputation; cyber- and data privacy-related risks; adverse conditions affecting our supply chain; or ability to attract or retain talent. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. References to "Hollister" include the company's Hollister, Gilly Hicks, and Social Tourist brands and references to "Abercrombie" includes the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 2

Safe Harbor and Other Information 2 Company Overview 4 Focus Areas 7 Digital Evolution 10 Global Store Network Optimization 12 Q1 2022 Results 15 Financial Position, Liquidity & Capital Allocation 21 Updated Fiscal 2022 Outlook 27 Appendix 29 TABLE OF CONTENTS

4 COMPANY OVERVIEW

Abercrombie & Fitch Co.
Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

OUR FIVE GLOBAL BRANDS

COMPANY OVERVIEW

Abercrombie & Fitch



Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce.

abercrombie kids


JAWS

A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids' eyes, where play is life and every day is an opportunity to be anything and better everything.

HOLLISTER



The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn't just a season, it's a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season.

GILLY HICKS



At Gilly Hicks, we know everyone has their own unique happy place. We exist to help you find yours. Gilly Hicks focuses on underwear, loungewear and activewear designed to give all Gen Z customers their daily dose of happy.

SOCIAL TOURIST



Social Tourist is the creative vision of Hollister, the teen brand liberating the spirit of an endless summer, and social media personalities Dixie and Charli D'Amelio. The lifestyle brand creates trend forward apparel that allows teens to experiment with their style, while exploring the duality of who they are both on social media and in real life.

5

6 728 GLOBAL, DIGITALLY-LED OMNICHANNEL RETAILER COMPANY-OPERATED RETAIL STORES THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED DIGITAL AND STORE CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS CAPABILITY TO SHIP TO OVER 110 COUNTRIES GLOBAL BRANDS WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL OF GLOBAL STORE FLEET WITH SHIP-FROM-STORE AND PURCHASE-ONLINE- PICK-UP-IN-STORE CAPABILITIES OF FISCAL 2021 NET SALES WERE DERIVED INTERNATIONALLY FISCAL 2021 DIGITAL SALES WERE ROUGHLY $1.7 BILLION Information provided on this slide is as of April 30, 2022 unless otherwise specified. $1.7B COMPANY OVERVIEW ~90% INTERNATIONAL THIRD-PARTY OPERATED STORES 5 29% 110 924

FOCUS AREAS 7

OUR PREVIOUSLY-STATED TRANSFORMATION INITIATIVES OPTIMIZING OUR GLOBAL STORE NETWORK • Rightsizing store fleet and adapting to the evolving role of the store as customers' shopping preferences shift ENHANCING DIGITAL AND OMNICHANNEL CAPABILITIES • Creating best-in-class customer experiences while growing profitably across channels INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • Investing in capabilities to position supply chain for greater speed, agility and flexibility • Utilizing data and analytics to offer the right product at the right time and the right price IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • Leveraging data, including our loyalty programs, to engage with customers across channels • Driving more efficient and effective marketing spend THE FOLLOWING TRANSFORMATION INITIATIVES HAVE CREATED THE FOUNDATION TO ALLOW US TO QUICKLY RESPOND TO COVID-19 AND FOCUS ON LONG-TERM SUSTAINABLE GROWTH: 1 2 3 4 FOCUS AREAS 8

THE FOLLOWING FOCUS AREAS FOR FISCAL 2022 SERVE AS A FRAMEWORK TO THE COMPANY ACHIEVING SUSTAINABLE GROWTH AND LONG-TERM OPERATING MARGIN EXPANSION OUR FOCUS AREAS FOR 2022 ACCELERATE DIGITAL, DATA AND TECHNOLOGY INVESTMENTS TO INCREASE AGILITY AND IMPROVE THE CUSTOMER EXPERIENCE CREATE A MORE PERSONALIZED CUSTOMER EXPERIENCE THROUGH A CONNECTED OMNICHANNEL ECOSYSTEM OPTIMIZE OUR GLOBAL DISTRIBUTION NETWORK TO EXPAND DIGITAL CAPACITY AND IMPROVE PRODUCT DELIVERY SPEED OPPORTUNISTICALLY OPEN NEW, OMNI-ENABLED STORES IN UNDER-PENETRATED MARKETS INTEGRATE ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRACTICES AND STANDARDS THROUGHOUT THE ORGANIZATION FOCUS AREAS 9

DIGITAL EVOLUTION 10

* In fiscal 2021, the company was impacted by the COVID-19 pandemic and experienced widespread temporary store closures, while the company’s digital operations continued to serve the customers during this unprecedented period. INVESTMENTS IN DIGITAL AND OMNICHANNEL CAPABILITIES OF $150M+ FISCAL 2017 - FISCAL 2021 FISCAL 2018 Digital sales penetration of 28%, <$1.0B FISCAL 2021* Digital sales penetration of 47%, $1.7B+ EXPECTED DIGITAL AND OMNICHANNEL INVESTMENTS FOR THE YEAR OF $60M+ FISCAL 2022 DIGITAL EVOLUTIONAGGRESSIVELY INVESTING TO SUPPORT TRANSFORMATION TO A DIGITALLY-LED GLOBAL OMNI- CHANNEL RETAILER 11

GLOBAL STORE NETWORK OPTIMIZATION 12

13 REMOVED 1.5M GROSS SQUARE FEET GLOBALLY SINCE 2018; EXPECT TO SEE NET STORE OPENINGS IN 2022 Total stores FY18 FY19 FY20 FY21 Q1 22 * Prior period figures have been revised to reflect a change in classification of certain stores to be consistent with current presentation. GROSS SQUARE FOOTAGE (in thousands) FY 18 FY 19 FY 20 FY 21 Q1 22 6,566 6,314 5,232 5,052 5,029 GLOBAL STORE NETWORK OPTIMIZATION

14 90% OF U.S. STORES LOCATED IN A/B MALLS; CONTINUE TO REPOSITION GLOBAL FLEET * Mall rating based on Green Street Advisors as of April 2022. YTD STORE ACTIVITY Q1 2022 STORE FLEET DETAIL HOLLISTER ABERCROMBIE TOTAL COMPANY # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 185 36% 94 43% 279 38% UPDATED FORMATS 307 60% 87 40% 394 54% OUTLETS 15 3% 36 16% 51 7% FLAGSHIPS 1 —% 3 1% 4 1% TOTAL 508 100% 220 100% 728 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 3 1 4 REMODELS 1 — 1 RIGHT-SIZES — — — NEW EXPERIENCES 4 1 5 PERMANENT CLOSURES — (5) (5) FLAGSHIP STORE CLOSURES/ LEASE EXPIRATIONS (1) (1) Includes the A&F Amsterdam, Netherlands as well as the A&F 5th Avenue, New York City locations. (2) Includes the Hollister 5th Avenue, New York City and the A&F Ginza, Japan locations. (2) Q1 2022 U.S. STORE FLEET * A MALL B MALL C MALL FLAGSHIPS TOTAL # OF STORES 226 246 46 2 520 % OF U.S. FLEET 43% 47% 9% —% 100% GLOBAL STORE NETWORK OPTIMIZATION

Q1 2022 RESULTS 15

Q1 2022 RESULTS “First quarter net sales exceeded expectations, rising 4% to $813 million, our highest first quarter level since 2014. Results were driven by ongoing strength at the Abercrombie & Fitch brand, where global sales were above plan. Net sales at Hollister were in line with expectations. By region, the U.S. continued to outperform, EMEA net sales returned to positive territory, and APAC was impacted by COVID lockdowns in China. We continued to reduce our promotional activity, contributing to our eighth consecutive quarter of AUR improvement. This was more than offset by higher-than-expected freight and product costs. Looking forward, we expect higher costs to remain a headwind through at least year-end. We expect freight relief in the fourth quarter as we anniversary increased air usage last year due to the Vietnam shutdown. We will continue to manage expenses tightly and are committed to finding opportunities to offset these costs while protecting strategic investments in marketing, technology and our customer experience, which should drive sustained, long-term sales growth.” FRAN HOROWITZ, CHIEF EXECUTIVE OFFICER CEO COMMENTARY 16

SIGNIFICANT ITEMS IMPACTING Q1 2022 RESULTS • Net sales increased 4%, or $31M, as compared to last year. • Gross margin rate declined 810 basis points as compared to last year to 55.3%, driven by higher average unit cost from freight inflation partially offset by higher average unit retail on lower promotions • Digital fulfillment expense increased $12M, reflecting an increase in digital shipping and handling and digital direct expense. • Marketing expense increased $9M, including digital sales marketing, reflecting the company's initiatives to make strategic investments across marketing • Asset impairment charges of $3M for both this year and last year, respectively (1) Adjusted non-GAAP results exclude the effect of certain items set out of page 29. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Q1 2022 Q1 2021 GAAP $(0.32) $0.64 EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.05) (0.03) ADJUSTED NON-GAAP $(0.27) $0.67 IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — 0.05 ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $(0.27) $0.72 Q1 2022 RESULTSNET (LOSS) INCOME PER SHARE 17

TOTAL COMPANY NET SALES UP 4% COMPARED TO Q1 2021, TO $813M ABERCROMBIE $384M UP 13% TO LAST YEAR 47.2% OF TOTAL NET SALES HOLLISTER $429M DOWN 3% TO LAST YEAR 52.8% OF TOTAL NET SALES EMEA $164M UP 3% TO LAST YEAR 20.2% OF TOTAL NET SALES UNITED STATES (1) $585M UP 6% TO LAST YEAR 72.0% OF TOTAL NET SALES APAC $30M DOWN 35% TO LAST YEAR 3.7% OF TOTAL NET SALES OTHER (2) $34M UP 50% TO LAST YEAR 4.2% OF TOTAL NET SALES Q1 2022 RESULTSNET SALES 18 (1) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders. (2) Other includes all sales that do not fall within the United States, EMEA, or APAC regions.

(in thousands) Q1 2022 % OF NET SALES Q1 2021 % OF NET SALES 1 YR Δ BPS (3) STORE OCCUPANCY (1) $103,191 12.7% $107,277 13.7% (100) ALL OTHER (2) 234,352 28.8% 209,331 26.8% 200 STORES AND DISTRIBUTION 337,543 41.5% 316,608 40.5% 100 MARKETING, GENERAL & ADMINISTRATIVE 122,149 15.0% 120,947 15.5% (50) ASSET IMPAIRMENT 3,422 0.4% 1,564 0.3% 10 TOTAL OPERATING EXPENSE - GAAP 463,114 57.0% 439,119 56.2% 80 EXCLUDED ITEMS 3,422 0.4% 2,664 0.3% 10 TOTAL ADJUSTED OPERATING EXPENSE - NON-GAAP * $459,692 56.6% $436,455 56.2% 40 RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSE * Q1 non-GAAP operating expense is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 29. (1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. Q1 2022 RESULTSOPERATING EXPENSE 19

(1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. (2) Gross profit rate of 55.3% is down 810 basis points as compared to last year, driven by approximately $80 million of higher average unit freight costs, partially offset by higher average unit retail on lower promotions. GAAP (in thousands) Q1 2022   % OF NET SALES Q1 2021   % OF NET SALES NET SALES $812,762 100.0% $781,405 100.0% GROSS PROFIT (1) (2) 449,546 55.3% 495,134 63.4% OPERATING EXPENSE 463,114 57.0% 439,119 56.2% OTHER OPERATING INCOME, NET (3,842) (0.5)% (1,418) (0.2)% OPERATING (LOSS) INCOME (9,726) (1.2)% 57,433 7.3% INTEREST EXPENSE, NET 7,307 0.9% 8,606 1.1% (LOSS) INCOME BEFORE INCOME TAXES (17,033) (2.1)% 48,827 6.2% INCOME TAX (BENEFIT) EXPENSE (2,187) (0.3)% 6,121 0.8% NET (LOSS) INCOME $(16,469) (2.0)% $41,768 5.3% NET (LOSS) INCOME PER SHARE BASIC $(0.32) $0.67 DILUTED $(0.32) $0.64 WEIGHTED-AVERAGE SHARES BASIC 52,077 62,380 DILUTED 52,077 65,305 Q1 2022 RESULTSINCOME STATEMENT 20

FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 21

22 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATIONSTRONG FINANCIAL POSITION AND LIQUIDITY CASH & EQUIVALENTS $468M AS COMPARED TO $909M LAST YEAR, AS COMPANY UTILIZED EXCESS CASH TO FUND SHARE REPURCHASES SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $314M OF BORROWING AVAILABLE UNDER ABL FACILITY AS OF APRIL 30, 2022 GROSS LONG-TERM BORROWINGS $308M OUTSTANDING AS COMPARED TO $350M LAST YEAR INVENTORIES $563M, UP 45% FROM LAST YEAR DUE PRIMARILY TO HIGHER FREIGHT COST AND HIGHER IN-TRANSIT INVENTORY * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility.

(in thousands) NET CASH PROVIDED BY OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (1) FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 $404,918 $101,910 $303,008 FY 2021 $277,782 $96,979 $180,803 (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. YEAR TO DATE PERIOD ENDED (in thousands) APRIL 30, 2022 MAY 1, 2021 NET CASH USED FOR OPERATING ACTIVITIES $(217,787) $(131,350) NET CASH USED FOR INVESTING ACTIVITIES $(18,541) $(14,404) NET CASH USED FOR FINANCING ACTIVITIES $(116,945) $(53,191) CASH FLOW SUMMARY FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 23

The company repurchased approximately 3.3 million shares and has returned $100 million to shareholders during the quarter ended April 30, 2022. SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 FY 2020 1,397 $15,172 $10.86 $12,556 $27,728 FY 2021 10,200 $377,290 $36.99 $— $377,290 YTD 2022 3,260 $100,000 $30.67 $— $100,000 (in thousands) FY 2017 FY 2018 FY 2019 FY 2020 FY2021 Q1 2022 ENDING SHARES OUTSTANDING 68,195 66,227 62,786 62,399 52,985 50,442 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION SHARE REPURCHASES AND DIVIDENDS 24

(in thousands) APRIL 30, 2022 JANUARY 29, 2022 MAY 1, 2021 CASH AND EQUIVALENTS $468,378 $823,139 $909,008 RECEIVABLES 88,807 69,102 107,821 INVENTORIES 562,510 525,864 388,633 OTHER CURRENT ASSETS 93,179 89,654 78,727 TOTAL CURRENT ASSETS $1,212,874 $1,507,759 $1,484,189 PROPERTY AND EQUIPMENT, NET 497,976 508,336 533,773 OPERATING LEASE RIGHT-OF-USE ASSETS 671,991 698,231 839,003 OTHER ASSETS 224,462 225,165 213,585 TOTAL ASSETS $2,607,303 $2,939,491 $3,070,550 ACCOUNTS PAYABLE $311,352 $374,829 $236,667 ACCRUED EXPENSES 320,681 395,815 321,906 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 195,599 222,823 231,750 INCOME TAXES PAYABLE 25,400 21,773 26,672 TOTAL CURRENT LIABILITIES $853,032 $1,015,240 $816,995 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 662,322 697,264 844,401 LONG-TERM BORROWINGS, NET 303,901 303,574 344,278 OTHER LIABILITIES 83,243 86,089 114,926 TOTAL LONG-TERM LIABILITIES $1,049,466 $1,086,927 $1,303,605 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 695,361 826,090 941,174 NONCONTROLLING INTEREST 9,444 11,234 8,776 TOTAL STOCKHOLDERS' EQUITY $704,805 $837,324 $949,950 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $2,607,303 $2,939,491 $3,070,550 BALANCE SHEET FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION 25

YEAR TO DATE PERIOD ENDED (in thousands) APRIL 30, 2022 MAY 1, 2021 NET CASH USED FOR OPERATING ACTIVITIES $(217,787) $(131,350) PURCHASES OF PROPERTY AND EQUIPMENT (26,292) (14,404) PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT 7,751 — NET CASH USED FOR INVESTING ACTIVITIES $(18,541) $(14,404) PAYMENT OF DEBT ISSUANCE OR MODIFICATION COSTS AND FEES — (1,490) PURCHASES OF COMMON STOCK (100,000) (35,249) OTHER FINANCING ACTIVITIES (16,945) (16,452) NET CASH USED FOR FINANCING ACTIVITIES $(116,945) $(53,191) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (2,617) (1,021) NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(355,890) $(199,966) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $834,368 $1,124,157 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $478,478 $924,191 FINANCIAL POSITION, LIQUIDITY & CAPITAL ALLOCATION STATEMENT OF CASH FLOWS 26

27 UPDATED FISCAL 2022 OUTLOOK

  PREVIOUS FULL YEAR OUTLOOK CURRENT FULL YEAR OUTLOOK (1) NET SALES IN THE RANGE OF UP 2% TO 4% IN THE RANGE OF FLAT TO UP 2% (2) OPERATING INCOME IN THE RANGE OF 7% TO 8% IN THE RANGE OF 5% TO 6%(3) EFFECTIVE TAX RATE HIGH 20s MID 30s UPDATED FISCAL 2022 OUTLOOK OUTLOOK WE INTEND TO AGGRESSIVELY PURSUE MITIGATION EFFORTS, INCLUDING, BUT NOT LIMITED TO THE FOLLOWING: • Managing inventory flows by region to maximize top line during peak selling periods • Strategically increasing tickets and reducing the depth and breadth of promotions to drive AUR growth • Prioritizing customer-facing spend and strategic, long-term investments while reducing non-customer-facing expenses 28 (1) Beginning this quarter, the company will no longer provide a full year outlook on gross profit rate or operating expense. This outlook replaces the entire previous full year outlook (2) Reflecting an adverse impact of approximately 200 basis points from foreign currency and inflationary pressure on consumer demand, partially offset by Q1 sales exceeding expectations (3) Reflecting an estimated combined 200 basis point adverse impact from higher freight and raw material costs, foreign currency, and lower sales due to an assumed inflationary impact on consumer demand BASED ON THE EVOLVING OPERATING ENVIRONMENT, OUR UPDATED 2022 OUTLOOK REFLECTS IMPACTS FROM FOREIGN CURRENCY, HIGHER-THAN-EXPECTED COSTS, AND AN ASSUMED INFLATIONARY IMPACT ON CONSUMER SPENDING

APPENDIX 29

(1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. (in thousands) Q1 2022 GAAP EXCLUDED ITEMS Q1 2022 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $3,422 $3,422 $— OPERATING LOSS (9,726) (3,422) (6,304) LOSS BEFORE INCOME TAXES (17,033) (3,422) (13,611) INCOME TAX BENEFIT (1) (2,187) (918) (1,269) NET LOSS $(16,469) $(2,504) $(13,965) NET LOSS PER DILUTED SHARE $(0.32) $(0.05) $(0.27) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 52,077 52,077 (in thousands) Q1 2021 GAAP EXCLUDED ITEMS Q1 2021 NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES $2,664 $2,664 $— OPERATING INCOME 57,433 (2,664) 60,097 INCOME BEFORE INCOME TAXES 48,827 (2,664) 51,491 INCOME TAX EXPENSE (1) 6,121 (449) 6,570 NET INCOME $41,768 $(2,215) $43,983 NET INCOME PER DILUTED SHARE $0.64 $(0.03) $0.67 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 65,305 65,305 APPENDIX 30 RECONCILIATION OF GAAP TO NON-GAAP RESULTS

Abercrombie & Fitch Co.

Abercrombie & Fitch | abercrombie kids | HOLLISTER | GILLY HICKS | SOCIAL TOURIST

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

APPENDIX

NET SALES	Q1 2022	Q1 2021	Δ %
GAAP	$812,762	$781,405	4%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(8,529)	1%
NON-GAAP CONSTANT CURRENCY BASIS	$812,762	$772,876	5%

GROSS PROFIT	Q1 2022	Q1 2021	Δ BPS (2)
GAAP	$449,546	$495,134	(810)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(3,283)	(20)
NON-GAAP CONSTANT CURRENCY BASIS	$449,546	$491,851	(830)

OPERATING (LOSS) INCOME	Q1 2022	Q1 2021	Δ BPS (2)
GAAP	$(9,726)	$57,433	(850)
EXCLUDED ITEMS (3)	(3,422)	(2,664)	(10)
ADJUSTED NON-GAAP	$(6,304)	$60,097	(850)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	4,341	(60)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$(6,304)	$64,438	(910)

NET (LOSS) INCOME PER DILUTED SHARE	Q1 2022	Q1 2021	Δ $
GAAP	$(0.32)	$0.64	$(0.96)
EXCLUDED ITEMS, NET OF TAX (3)	(0.05)	(0.03)	(0.02)
ADJUSTED NON-GAAP	$(0.27)	$0.67	$(0.94)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	0.05	(0.05)
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$(0.27)	$0.72	$(0.99)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excludes pre-tax store asset impairment charges.

31